Exhibit 99.1
Marlin Midstream Partners, LP Reports First Quarter 2015 Financial Results and Distribution Increase
Dallas, May 11, 2015 -- Marlin Midstream Partners, LP (NASDAQ: FISH) (“Marlin” or the "Partnership"), announced financial results for first quarter 2015.
First Quarter 2015 Highlights

•	Adjusted EBITDA for first quarter 2015 was $4.5 million and Pro Forma Adjusted EBITDA for first quarter 2015 was $8.6 million.

•	Pro Forma Distributable Cash Flow for first quarter 2015 was $7.2 million, or $0.40 per limited partner unit.

•	Marlin announced its first quarter 2015 distribution of $0.37 per limited partner unit, or $1.48 annually per limited partner unit, an increase of approximately 2%.

•	The Partnership will change its name to Azure Midstream Partners, LP in the near future and has applied to list its common units on the New York Stock Exchange, trading under the ticker "AZUR".

On February 27, 2015, Marlin completed the transactions (the "Transactions") that resulted in the acquisition of our general partner, Marlin Midstream GP, LLC, by Azure Midstream Energy LLC ("Azure"), and Azure contributing its Legacy gathering system assets (the "Legacy System") to us in exchange for $162.5 million in consideration.

For accounting purposes, the Legacy System is the acquirer in the business combination because its parent company, Azure, obtained control of Marlin through the acquisition of its general partner, Marlin Midstream GP, LLC. As a result, first quarter 2015 results determined in accordance with generally accepted accounting principles ("GAAP") included herein reflect (i) the results of operations of the Legacy System for all periods prior to the closing of the Transactions and (ii) the results of operations of Marlin, including the impact of the business combination and the contribution of the Legacy System, subsequent to the closing of the Transactions. Accordingly, the financial results reported herein may not be comparable to prior periods or future periods.

The Partnership has provided Adjusted EBITDA for first quarter 2015, and reconciled Adjusted EBITDA to net loss determined in accordance with GAAP. The Partnership has also provided Pro Forma Adjusted EBITDA, Pro Forma Distributable Cash Flow ("DCF") and Pro Forma net loss for first quarter 2015, which consists of the results of the Marlin historical business for first quarter 2015 and the results of the Legacy System for the period subsequent to the Transactions, including the impacts of the business combination that were realized by the combined company. We view Pro Forma Adjusted EBITDA and Pro Forma DCF for first quarter 2015 as the key financial metrics used to evaluate the performance of the combined company during the period.

Adjusted EBITDA for first quarter 2015 was $4.5 million, and Pro Forma Adjusted EBITDA for first quarter 2015 was $8.6 million. Pro Forma DCF for first quarter 2015 was $7.2 million, or $0.40 per limited partner unit. The total Pro Forma distribution coverage ratio for first quarter 2015 was 1.1x. Net loss determined in accordance with GAAP for first quarter 2015 was $1.3 million, and Pro Forma net loss for first quarter 2015 was $7.6 million.

"We are pleased to report our first quarter results as the general partner of Marlin," said I.J. "Chip" Berthelot, II, Marlin's Chief Executive Officer. "Since the closing of the transactions in late February, we have made substantial progress in the integration of the Marlin and the Legacy gathering system assets. Our strong foundation of fee-based cash flows and the sponsorship by Azure puts the Partnership in an excellent position for future growth. We look forward to creating significant value to our unitholders, customers and employees."

First Quarter 2015 Segment Results

Gathering & Processing Segment - Gross margin for the gathering and processing segment for the first quarter 2015 was $7.5 million. Gas volumes processed were 185 MMcf/d for first quarter 2015.

Logistics Segment - Gross margin for the logistics segment for the first quarter 2015 was $1.4 million. Logistics segment provided 22,536 BBls/d in transloading services for first quarter 2015.

Company Name and Exchange Listing

The Partnership is pleased to announce it will be changing its name to Azure Midstream Partners, LP in the near future. This change is being made to give the company aligned identity for the Partnership, employees and customers, and to eliminate the confusion between the Partnership's current name and Azure. As part of this change, Azure Midstream Partners, LP has applied to list its common units on the New York Stock Exchange, trading under the ticker “AZUR”. We expect trading to commence under the new ticker symbol on the New York Stock Exchange in the coming weeks. Until that time, our common units will continue to trade on the NASDAQ under the ticker "FISH".

MARLIN MIDSTREAM PARTNERS, LP
SELECTED BALANCE SHEET DATA
(Unaudited)
(In Thousands, except unit amounts)

March 31,
2015
Selected Balance Sheet Data:
Cash and cash equivalents	$5,479
Total assets	703,581
Long-term debt	182,771
Total partners' capital	507,396

Marlin Limited Partner's Capital:
Limited partner units outstanding	17,919,901

MARLIN MIDSTREAM PARTNERS, LP
SELECTED STATEMENT OF OPERATIONS DATA
(Unaudited)
(In Thousands)

Quarter Ended
March 31, 2015
Total operating revenues	$12,826
Operating expenses
Cost of natural gas, NGLs and condensate revenue	3,866
Operation and maintenance	2,838
General and administrative	2,410
Depreciation and amortization expense	2,548
Total operating expenses	11,662
Operating income	1,164
Interest expense and related charges	2,369
Net loss before tax	(1,205)
Income tax expense	64
Net loss	$(1,269)

The following table presents Pro Forma net loss of the Marlin historical business for first quarter 2015 and the Legacy System for the period subsequent to the closing of the Transactions, including the impacts of the business combination that were realized by the combined company.

MARLIN MIDSTREAM PARTNERS, LP
SELECTED PRO FORMA STATEMENT OF OPERATIONS DATA
(Unaudited)
(In Thousands)

Quarter Ended
March 31, 2015
Total operating revenues	$17,318
Operating expenses
Cost of natural gas, NGLs and condensate revenue	2,982
Operation and maintenance	4,340
General and administrative	8,473
Non-cash equity based compensation expense	5,005
Depreciation and amortization expense	3,234
Total operating expenses	24,034
Operating loss	(6,716)
Interest expense and related charges	828
Net loss before tax	(7,544)
Income tax expense	81
Net loss - Pro Forma	$(7,625)

The following table presents a reconciliation of the non-GAAP financial measure Adjusted EBITDA to the GAAP financial measure of net loss. Adjusted EBITDA consists of the results of the Legacy System for the January 1, 2015 to February 28, 2015 period, and the results of Marlin for the March 1, 2015 to March 31, 2015 period, including the impacts of the business combination that were recognized by the combined company.

MARLIN MIDSTREAM PARTNERS, LP
NON-GAAP FINANCIAL MEASURES
(Unaudited)
(In Thousands)

Quarter Ended
March 31, 2015
Net loss	$(1,269)
Add (Deduct)
Interest expense and related charges	2,369
Income tax expense	64
Depreciation and amortization expense	2,548
Other adjustments (1)	763
Adjusted EBITDA	$4,475

(1) Other adjustments consists of non-recurring and non-cash items, including (i) non-recurring expenses associated with the Transactions and the Transition Services Agreement between Marlin and Azure and (ii) non-cash volumetric natural gas imbalance adjustments.

The following table presents a reconciliation of Pro Forma net loss to Pro Forma Adjusted EBITDA and Pro Forma DCF for first quarter 2015. The Pro Forma net loss, Adjusted EBITDA and DCF consists of the results of the Marlin historical business for first quarter 2015 and the results of the Legacy System for the period subsequent to the closing of the Transactions, including the impacts of the business combination that were realized by the combined company. We view Pro Forma Adjusted EBITDA and Pro Forma DCF for first quarter 2015 as the key financial metrics used to evaluate the performance of the combined company during the period.
MARLIN MIDSTREAM PARTNERS, LP
PRO FORMA NON-GAAP FINANCIAL MEASURES
(Unaudited)
(In Thousands)

Quarter Ended
March 31, 2015
Net loss - Pro Forma	$(7,625)
Add (Deduct):
Interest expense and related charges	828
Income tax expense	81
Depreciation expense	3,234
Non-cash equity based compensation expense (1)	5,005
Other adjustments (2)	7,105
Adjusted EBITDA - Pro Forma	$8,628
Deduct:
Interest expense and related charges	(738)
Income tax expense	(81)
Maintenance capital expenditures	(609)
Distributable cash flow - Pro Forma	$7,200

DCF per limited partner unit	$0.40
Distributions to limited partners	$6,630
Distributions per limited partner unit	$0.37
Distribution coverage ratio	1.1x

(1) Non-cash equity compensation expense is primarily related to the vesting of phantom units issued under Marlin's 2013 Long Term Incentive Plan (LTIP). All of the phantom units issued under the LTIP immediately vested as a result of the change in control of the general partner.

(2) Other adjustments consist primarily of certain non-recurring and non-cash items associated with the Transactions previously described herein.

MARLIN MIDSTREAM PARTNERS, LP
SELECTED OPERATING DATA
(Unaudited)

	Quarter Ended	Quarter Ended
	March 31, 2015 (1)	March 31, 2014 (1)
Average throughput volumes of natural gas (MMcf/d)	158	182
Average volume of processed gas (MMcf/d)	185	214
Transloading facilities (BBls/d)	22,536	18,980

(1) The 2015 and 2014 periods include operating data from Marlin and the Legacy System for the full three months ended March 31, 2015 and 2014.

First Quarter 2015 Conference Call and Webcast

Marlin will host a conference call to discuss first quarter 2015 results at 10:00 am CT (11:00 am ET) on May 11, 2015.

Interested parties can listen to a live webcast of the call from the Events & Presentations page of the Marlin Investor Relations website at http://investor.marlinmidstream.com/events.cfm. An archived replay of the webcast will be available for 12 months following the live presentation.

The call can be accessed live over the telephone by dialing 1-877-815-2357, 1-330-968-0354 for international callers. The conference ID for the call is 42160560. A telephonic replay of the call will be available for 7 days and can be accessed by dialing 1-855-859-2056 or 1-404-537-3406 for international callers, with conference ID number 42160560.
About Marlin Midstream Partners, LP

Marlin is a fee-based, growth oriented Delaware limited partnership formed to develop, own, operate and acquire midstream energy assets. Marlin currently provides natural gas gathering, transportation, treating and processing services, NGL transportation services and crude oil transloading services. Headquartered in Dallas, Texas, Marlin's assets include 723 miles of gathering lines in the horizontal Cotton Valley plays located in east Texas and north Louisiana, two natural gas processing facilities located in Panola County, Texas, a natural gas processing facility located in Tyler County, Texas, two NGL transportation pipelines that connect its Panola County and Tyler County processing facilities to third party NGL pipelines and three crude oil transloading facilities containing six crude oil transloaders.

www.marlinmidstream.com

About Azure Midstream Energy, LLC

Azure is a midstream company with a focus on owning, operating, developing and acquiring midstream energy infrastructure in core producing areas in the United States. Azure owns 100% of Marlin Midstream GP, LLC, Marlin’s general partner, and 90% of the incentive distribution rights in Marlin. In addition to its ownership of Marlin, Azure provides natural gas gathering, compression, treating and processing services in north Louisiana and east Texas in the prolific Haynesville and Bossier Shale formations.

www.azuremidstream.com

Use of Non-GAAP Financial Measures

We report financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). We also present adjusted EBITDA and distributable cash flow each of which are non-GAAP financial measures. We define gross margin as total revenues less cost of natural gas, NGLs and condensate revenues. We define Adjusted EBITDA as net income (loss), plus interest expense, income tax expense, depreciation and amortization expense, certain non-cash charges (such as non-cash equity based compensation, impairments, gains and losses on the sale of assets), transaction-related costs and selected charges that are unusual and non-recurring; less interest income, income tax benefit and select gains that are unusual or non-recurring.
We define distributable cash flow as adjusted EBITDA plus cash interest income, less cash interest paid, income tax expense and maintenance capital expenditures. Our definitions of these non-GAAP financial measures may differ from the definitions of similar measures used by other companies. Management uses these non- GAAP financial measures in making financial, operating and planning decisions and in evaluating our financial performance. Furthermore, management believes that these non-GAAP financial measures may provide users with additional meaningful comparisons between current results and results of prior periods as they are expected to be reflective of our core ongoing business. These measures have limitations, and investors should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Reconciliations of GAAP to non-GAAP financial measures are attached to this release.

Forward-Looking Statements

This press release contains forward-looking statements. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. In particular, statements, express or implied, concerning future actions, conditions or events, future operating results or the ability to generate revenues, income or cash flow or to make distributions are forward-looking statements. The forward-looking statements in this press release include statements regarding Marlin and its affiliates, including statements about (1) the benefits of the recent transactions described herein, including Marlin’s ability to successfully make future acquisitions, to maintain or increase future distributions, and to capitalize on certain commercial and operational synergies, (2) future expectations and projections of results of operations or financial condition and (3) the anticipated financial performance of Marlin for the fiscal year 2015. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future actions, conditions or events and future results of operations of Marlin may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results are beyond Marlin's ability to control or predict. These statements are necessarily based upon various assumptions involving judgments with respect to the future, including, among others, conditions in the capital and credit markets; the ability to achieve synergies and revenue growth; national, international, regional and local economic, competitive and regulatory conditions and developments; technological developments; inflation rates; interest rates; the political and economic stability of oil producing nations; energy markets; commodity prices; weather conditions; environmental conditions; business and regulatory or legal decisions; the timing and success of business development efforts; terrorism; and other uncertainties. In addition, an extensive list of specific material risks and uncertainties affecting Marlin is contained in its 2014 Annual Report on Form 10-K, as amended, and in our other public filings and press releases. There is no assurance that any of the actions, events or results of the forward-looking statements will occur, or if any of them do, what impact they will have on Marlin's results of operations or financial condition. Because of these uncertainties, you are cautioned not to put undue reliance on any forward-looking statement.

Institutional Investor Contact:
Marlin Midstream Partners, LP
Eric T. Kalamaras - Chief Financial Officer
(214) 206-9499
Retail Investor Contact:
Marlin Midstream Partners, LP
Stephen Ciupak - Director of Financial Strategy
(214) 646-1583

Media Relations Contact:
Steven C. Sullivan
(518) 587-5995